SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 16, 1998


                       RESORT INCOME INVESTORS, INC.
          (Exact name of registrant as specified in its charter)


       Delaware                  1-10084             36-3593298
(State of or other            (Commission            (IRS Employer
jurisdiction of               File Number)           Identification
incorporation)                                       Number)


150 South Wacker Drive, Suite 2900, Chicago, Illinois         60606
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (312) 683-3323



(Former name or former address, if changed since last report)





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Item 5.     Other Events.

      On July 16, 1998, the stockholders of Resort Income Investors, Inc. (the "Company") approved the liquidation proposal to dissolve the Company and distribute the Company's assets to the stockholders after conversion into cash, subject to the conditions described in the Proxy Statement of the Company dated June 19, 1998.


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Press Release of the Company dated July 16, 1998.



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                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    RESORT INCOME INVESTORS, INC.
                                    (Registrant)



DATE:  July 16, 1998                By:  /s/ John R. Young

                                    Name:      John R. Young
                                    Title:     Chairman of the Board of
Directors,
                                               Chief Executive Officer,
                                               President and Chief
                                               Financial Officer



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